Exhibit 10.3

*** Text Omitted and Filed Separately to the Commission

Confidential Treatment Requested

SECOND AMENDMENT TO LICENSE AGREEMENTS

FIFTH AMENDMENT TO MANUFACTURING AND SUPPLY AGREEMENT

THIS AMENDMENT (the “Amendment”) is made and entered into as of August 16th, 2012 (the “Amendment Effective Date”) and is:

(i) the SECOND AMENDMENT to both (a) the License Agreement (the “US License Agreement”), dated as of February 13, 1996, as amended, by and between ALKERMES, INC. (“ALKERMES”) and JANSSEN PHARMACEUTICA, INC. (“JANSSEN US”), and (b) the License Agreement (the “Ex-US License Agreement”), dated as of February 21,1996, as amended, by and between ALKERMES and JPI PHARMACEUTICA INTERNATIONAL, a division of Cilag GmbH International (“JPI”) (JANSSEN US and JPI together, “JANSSEN,” and the US License Agreement and the Ex-US License Agreement together, the “License Agreements”); and

(ii) the FIFTH AMENDMENT to the Manufacturing and Supply Agreement (the “Manufacturing Agreement”) dated as of August 6, 1997, as amended, by and between ALKERMES and JANSSEN

(any terms used but not defined herein shall have the meaning set forth in the License Agreements or the Manufacturing Agreement, as applicable).

RECITALS:

WHEREAS, ALKERMES and JANSSEN have entered into the License Agreements and the Manufacturing Agreement; and

WHEREAS, ALKERMES and JANSSEN now wish to amend the License Agreements and the Manufacturing Agreement to conform the definitions of Net Sales, US Licensed Net Selling Price and ROW Licensed Net Selling Price in these documents and to amend the provision relating to the Depreciation Credit;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.             Article 1(g) of the US License Agreement.  Article 1(g) of the US License Agreement shall be deleted in its entirety and replaced with a new Article 1(g) which shall read as follows:

“1(g)                     “Net Sales” shall mean the gross amounts received from sales of Products during a calendar quarter to independent third parties by Janssen US, its Sublicensees or any Affiliate of either, less deductions for:  (i) applicable sales taxes; (ii) trade, cash and ordinary business discounts allowed; (iii) allowances or credits to customers on account of rejection or return of Products; (iv) managed care rebates or allowances and mandatory price allowances imposed by governments; or (v) freight, postage and duties paid for Products, to the extent separately identified on the invoice.  No deduction from the gross sales price shall be made for any item of cost incurred by the seller in its own operations incident to the manufacture, sale or shipment of the Product sold.  For purposes hereof, Net Sales shall not include sales of a Product from Janssen US or an Affiliate of Janssen US to any Affiliate or Sublicensee of either; it being intended that Net Sales shall only include sales to unrelated third parties.

If Janssen US, its Sublicensees or any Affiliate of either sells any Product in such a manner that the gross amount received for such Product is not readily identifiable then such gross amount shall be whichever is the higher of (i) the fair market value of such Product or (ii) the proportion of the bundled gross amount received attributed to such Product by Janssen US, its Sublicensees or any Affiliate of either, as applicable, whenever the Product is sold as part of a package of products or services.  For the purpose hereof “fair market value” shall mean, without limitation, the gross amount received for such Product sold to similar third parties in similar quantities in the United States.  If the fair market value cannot be determined in the United States, the fair market value will be negotiated by the parties in good faith.”

2.             Article 1(g) of the Ex-US License Agreement.  Article 1(g) of the Ex-US License Agreement shall be deleted in its entirety and replaced with a new Article 1(g) which shall read as follows:

“1(g)                     “Net Sales” shall mean the gross amounts received from sales of Products during a calendar quarter to independent third parties by Janssen, its Sublicensees or any Affiliate of either, less deductions for:  (i) applicable sales taxes; (ii) trade, cash and ordinary business discounts allowed; (iii) allowances or credits to customers on account of rejection or return of Products; (iv) managed care rebates or allowances and mandatory price allowances imposed by governments; or (v) freight, postage and duties paid for Products, to the extent separately identified on the invoice.  No deduction from the gross sales price shall be made for any item of cost incurred by the seller in its own operations incident to the manufacture, sale or shipment of the Product sold.  For purposes hereof, Net Sales shall not include sales of a Product from Janssen or an Affiliate of Janssen to any Affiliate or Sublicensee of either; it being intended that Net Sales shall only include sales to unrelated third parties.

If Janssen, its Sublicensees or any Affiliate of either sells any Product in a country in the Territory in such a manner that the gross amount received for such Product is not readily identifiable then such gross amount shall be whichever is the higher of (i) the fair market value of such Product or (ii) the proportion of the bundled gross amount received attributed to such Product by Janssen, its Sublicensees or any Affiliate of either, as applicable, whenever the Product is sold as part of a package of products or services.  For the purpose hereof “fair market value” shall mean, without limitation, the gross amount received for such Product sold to similar third parties in similar quantities.  If the fair market value cannot be determined in any given country, the fair market value will be determined by the gross amount received for Product sold to similar customers in countries with similar pricing and reimbursement structures and for similar quantities.”

3.             Article 1.5 of the Manufacturing Agreement.  Article 1.5 of the Manufacturing Agreement shall be deleted in its entirety and replaced with a new Article 1.5 which shall read as follows:

“1.5(a)          “U.S. Licensed Net Selling Price” shall mean the weighted (by sales volume) average price offered by JANSSEN, its Affiliates or licensees in a given calendar year (or such shorter period as may be applicable) to independent third parties for each Presentation Form of the Final Product for sale in the United States, its territories and possessions, less deductions for:  (i) applicable sales taxes; (ii) trade, cash and ordinary business discounts allowed; (iii) allowances or credits to customers on account of rejection or return of Final Products; (iv) managed care rebates or allowances and mandatory price allowances imposed by governments; or (v) freight, postage and duties paid for Final Products, to the extent separately identified on the invoice.  No deduction from the weighted average price shall be made for any item of cost incurred by the seller in its own operations incident to the manufacture, sale or shipment of such Final Product.  For purposes hereof, U.S. Licensed Net Selling Price shall not include the price of a Final Product offered by JANSSEN, its Affiliates or licensees to one another; it being intended that U.S. Licensed Net Selling Price shall only include the price offered to unrelated third parties.

If JANSSEN, its Affiliates or licensees sell any Presentation Form of the Final Product in the United States in such a manner that the weighted average price of the same is not readily identifiable then the weighted average price shall be whichever is the higher of (i) the fair market value of such Final Product or (ii) the proportion of the bundled price attributed to such Final Product by JANSSEN, its Affiliates or licensees, as applicable, whenever the Final Product is sold as part of a package of products or services.  For the purpose hereof “fair market value” shall mean, without limitation, the value of such Final Product sold to similar third parties in similar quantities in the United States.  If the fair market value cannot be determined in the United States, the fair market value will be negotiated by the parties in good faith.

1.5(b)                “ROW Licensed Net Selling Price” shall mean the weighted (by sales volume) average price offered by JANSSEN, its Affiliates or licensees in a given calendar year (or such shorter period as may be applicable) to independent third parties for each Presentation Form of the Final Product for sale in the Territory (other than the United States, its territories and possessions), less deductions for:  (i)

applicable sales taxes; (ii) trade, cash and ordinary business discounts allowed; (iii) allowances or credits to customers on account of rejection or return of Final Products; (iv) managed care rebates or allowances and mandatory price allowances imposed by governments; or (v) freight, postage and duties paid for Final Products, to the extent separately identified on the invoice.  No deduction from the weighted average price shall be made for any item of cost incurred by the seller in its own operations incident to the manufacture, sale or shipment of such Final Product.  For purposes hereof, ROW Licensed Net Selling Price shall not include the price of a Final Product offered by JANSSEN, its Affiliates or licensees to one another; it being intended that ROW Licensed Net Selling Price shall only include the price offered to unrelated third parties.

If JANSSEN, its Affiliates or licensees sell any Presentation Form of the Final Product in a country in the Territory (other than the United States, its territories and possessions) in such a manner that the weighted average price of the same is not readily identifiable then the weighted average price for that country shall be whichever is the higher of (i) the fair market value of such Final Product or (ii) the proportion of the bundled price attributed to such Final Product by JANSSEN, its Affiliates or licensees, as applicable, whenever the Final Product is sold as part of a package of products or services.  For the purpose hereof “fair market value” shall mean, without limitation, the value of such Final Product sold to similar third parties in similar quantities.  If the fair market value cannot be determined in any given country, the fair market value will be determined by the value of such Final Product sold to similar customers in countries with similar pricing and reimbursement structures and for similar quantities.”

4.             Section 12 of the Fourth Amendment to the Manufacturing Agreement.  Section 12 of the Fourth Amendment to the Manufacturing Agreement, dated January 10, 2005, shall be deleted in its entirety and replaced with a new Section 12 which shall read as follows:

“12.                         Depreciation Credit.  If ACT II manufactures more than [***] of the Product on the Third Line during any calendar year, then ACT II will give JANSSEN a Depreciation Credit in accordance with the terms of this Section 12 for each batch of Product in excess of [***] that are so manufactured.  For any calendar year in which more than [***] of the Product were manufacture on the Third Line, ACT II will grant to JANSSEN within [***] of the end of such calendar year a credit in the amount of:  (i) the Depreciation Credit per batch of the Product, multiplied by (ii) the number of batches of the Product in excess of [***] manufactured on the Third Line in such calendar year, multiplied by (iii) [***].  JANSSEN shall have the right to apply this credit until it is exhausted against Manufacturing Fees payable for the Product supplied by ACT II during the subsequent calendar year.  This Section 12 will have no further force and effect upon (i) the grant by ACT II to Janssen pursuant to this Section 12 of credits in a total amount equal to [***] or (ii) ACT II’s purchase of the Equipment pursuant to Section 11 hereof.”

5.             Consideration.  Within thirty (30) days of the Amendment Effective Date, in settlement of amounts owed by JANSSEN to ALKERMES pursuant to Article 6.2 of the Manufacturing Agreement and Article 3(c) of the License Agreements and in partial consideration of ALKERMES’ agreement to modify the License Agreements and the Manufacturing Agreement in accordance with the terms and conditions of this Amendment, JANSSEN shall pay ALKERMES [***] by bank wire transfer in immediately available funds to such bank account as may be designated in writing to JANSSEN by ALKERMES.

6.             Integration.  Except as expressly provided in this Amendment, all other terms, conditions and provisions of the License Agreements and the Manufacturing Agreement shall continue in full force and effect as provided therein.  This Amendment, the License Agreements and the Manufacturing Agreement constitute the entire agreement between the parties hereto relating to the subject matter hereof and thereof and supersede all prior and contemporaneous negotiations, agreements, representations, understandings and commitments with respect thereto.

[signature page follows]

IN WITNESS WHEREOF, JPI, JANSSEN US and ALKERMES have executed and delivered this Amendment effective as of the Amendment Effective Date.

ALKERMES, INC.

By:	/s/ Michael J. Landine
Name:	Michael J. Landine
Title:	Senior Vice President

JPI PHARMACEUTICA INTERNATIONAL,
a division of CILAG GMBH INTERNATIONAL

By:	/s/ Mr. Andrea Ostinelli
Name:	Mr. Andrea Ostinelli
Title:	Finance Director

By:	/s/ Heinz Schmid
Name:	Heinz Schmid
Title:	General Manager

JANSSEN PHARMACEUTICA, INC.

By:	/s/ Michael Yang
Name:	Michael Yang
Title:	President, CNS